Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant, and Equipment

5. Property, Plant, and Equipment

	December 31,
	2012	2011
	(In thousands)
Land	$49,334	$47,531
Buildings	285,190	259,072
Leasehold improvements	9,355	9,355
Machinery and equipment	644,575	542,687
Construction in progress	29,472	54,976

	1,017,926	913,621
Less accumulated depreciation	(393,284)	(326,362)

Total	$624,642	$587,259

Depreciation expense amounted to $71.8 million, $65.4 million, and $63.2 million in 2012, 2011, and 2010, respectively.

For 2012 and 2011, we capitalized $0.5 million and $0.2 million in interest related to Dean Foods’ borrowings during the actual construction period of major capital projects, which is included as part of the cost of the related asset. Other non-cash additions for accrued property, plant, and equipment were $nil and $0.6 million in 2012 and 2011.